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                                                                   Exhibit 10.14

                      Cisneros Television Services, Inc.
                             426 Jefferson Avenue
                            Miami Beach, FL. 33139

                               October 20, 1997

Mr. Anthony J. Lynn
President
Playboy Entertainment Group, Inc.
9242 Beverly Blvd.
Beverly Hills, California 90210

     RE: New Venture between Playboy Entertainment Group, Inc. ("PEG") and Bloomfield Mercantile Inc., ("Bloomfield") for the operation of a Playboy TV service ("PTV") and AdulTVision service ("ATV") in Germany and Scandinavia

Dear Tony,

     Your signature at the space designated below shall confirm the terms and conditions under which (i) PEG and Bloomfield will form a new venture for the operation of PTV and ATV in Germany and Scandinavia, and (ii) White Oak Enterprises Ltd, an affiliate of Bloomfield, will acquire the right to participate in the operation of PTV and ATV in certain additional territories.

     1.   Formation of New Venture

          a. PEG and Bloomfield shall form a tax efficient venture that will comply with applicable local laws, such as a limited liability company entity, (the "Venture") which will own and operate and be the exclusive distributor of PTV and ATV in Germany, Austria, German speaking Switzerland, Sweden, Finland, Denmark and Norway (collectively the "GS Territory"). ("Scandinavia" shall mean Sweden, Norway, Denmark and Finland.)

          b. As soon as possible after the execution of this letter agreement, PEG and Bloomfield (and, where appropriate, certain of their affiliates) intend to enter into more formal long-form superseding agreements, including: an Operating Agreement for the Venture; a Program License Agreement between PEG and the Venture with respect to the PTV programming; a Program License Agreement between PEG and the Venture with respect to the ATV programming; a Trademark License Agreement between Playboy Enterprises, Inc. and the Venture for the use of the Playboy trademarks, tradenames and associated marks; and a Management Services Agreement between Cisneros Television Services, Inc. and the Venture for the provision of certain incremental management and back office services necessary for the Venture in addition to those already provided for in Latin America and Iberia.

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          c.   To the extent not specifically provided in this letter agreement, the terms and conditions of the formation and operation of the Venture for the purposes of this letter agreement and for the superseding agreements shall be as set forth in the Agreement Outline dated March 29, 1996, as amended ("PTV Agreement Outline"), between PEG and Bloomfield for the formation and operation of Playboy TV - Latin America, LLC ("PTVLA"). Until the superseding agreements are executed, or in the event they are never executed, this letter agreement shall be binding upon the parties and their affiliates. Further, the parties agree to execute, as soon as possible, formal amendments to the relevant agreements for PTVLA to reflect the modifications to those agreements set forth herein.

          d. The parties will mutually approve a Budget and 10-year Business Plan, to be attached hereto and incorporated herein, for the operations of the Venture in the GS Territory, in the same manner as set forth in the PTV Agreement Outline.

     2.   Ownership

          a. The interests in the Venture initially will be owned *** Bloomfield and *** PEG, with PEG to have an option to increase to *** at *** until *** . After the third anniversary of the PTV Hard Launch Date, PEG will have the option to increase to *** at ***.

          b.   ***

     3.   Playboy Television Programming in Scandinavia

     Pursuant to that certain letter agreement dated as of July 31, 1997, ("Scandinavia Agreement") between PEG and Bloomfield, PEG granted to the Venture certain rights regarding PEG's distribution of its programming in Scandinavia. Pursuant to the Scandinavia Agreement, PEG agrees that all rights and obligations under that certain agreement between PEG and

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                       2

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Modern Times Group, ("Playboy/MTG Distribution Agreement") including those providing for *** license fee payments from distribution of Playboy programming by Modern Times Group in Scandinavia shall be assigned to the Venture, which assignment shall be effective upon the earlier of (i) the PTV Hard Launch Date in Germany, (as defined herein) or (ii) *** . Any license fees to be paid to the Venture from distribution of Playboy programming in Scandinavia (the "Scandiavian License Fees") under the Playboy/MTG Distribution Agreement shall be paid to the Venture as set forth below and calculated on a pro-rata monthly basis, the calculation of which shall commence on the commencement date of the applicable program license. As follows:

     a. If the PTV Hard Launch Date occurs prior to *** , the Scandinavian License Fees shall be paid to the Venture commencing on the PTV Hard Launch Date.

     b. If the PTV Hard Launch Date occurs on or after *** , but on or prior to *** , the Scandinavian License Fees shall be paid to the Venture commencing on *** .

     c. If the PTV Hard Launch Date occurs after *** , the Scandinavian License Fees shall be paid to the Venture commencing on *** and continuing to *** , following which date the payment of the Scandinavian License Fees to the Venture shall be suspended and instead the Scandinavian License Fees shall be paid to PEG until the PTV Hard Launch Date. Then, the Scandinavian License Fees shall be paid to the Venture from and continuing after the PTV Hard Launch Date. During said suspension period, the Venture shall execute any document as may be necessary for PEG to receive the Scandinavian License Fees under the Playboy/MTG Distribution Agreement during such suspension period.

It is understood that in under sub-paragraph (b) or (c) above, the Scandinavian License Fees shall be paid to the Venture commencing on *** .

     4.   Program Costs

          a.   PTV:

               (1) *** , (paid in accordance with Section 7 below); provided, however, that after the *** of the PTV Hard Launch Date, *** in any calendar quarter in which *** .

               (2)  *** .

               (3)  *** .

               (4)  ***

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                       3
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          b.   ATV:

               ***

     5.   Media/Windows/Holdbacks

          a.   For PTV:

               (1) PEG shall provide, and the Venture shall license, *** hours of new PTV programming per year, commencing on the earlier of the PTV Hard Launch or *** ,subject to the suspension of this paragraph as provided in
Section 7 (c) below. *** . PEG will grant to the Venture an exclusive license to exploit all PTV programming in the GS Territory in the same media, for the same number of runs and subject to the same windows and dark periods as set forth in the PTVLA Outline Agreement and PTVLA Program License Agreement; *** . All PTV programming will be available to the Venture except for the programming already under license to a third party for television exhibition in any part of the GS Territory, with respect to that part of the GS Territory, as of the date of the execution of this agreement, including applicable holdbacks, (with this exception to not include such programming under license in Scandinavia pursuant to the exemption for Scandinavia set forth in Paragraph 3). PEG agrees that contemporaneously upon execution of this Agreement, it shall provide the Venture with a list of such programming. From the date of execution of this Agreement, PEG shall not enter into any programming licenses in the GS Territory, except as set forth in sub-paragraph 5.a.(3) herein. The parties to the Venture acknowledge that the PEG programming that may be available for PTV in the GS Territory may not be the same programming that is available to PEG and Bloomfield in the Latin American territory under the PTV Agreement Outline.

               (2) *** . PEG agrees that license fees for each episode of any program series shall be allocated equally with any other episodes of the same program series licensed under the same agreement for the same term and territory. *** . PEG shall be the distributor for post-Venture exploitation of the PTV programs in the GS Territory

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                       4
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*** . It is understood that PEG, in its capacity as distributor, shall provide for an equitable and reasonable allocation amongst any program it distributes hereunder so as to in good faith not contravene the intent of the parties hereto with respect to this provision. Such sales by PEG shall be conducted on a non-branded basis.

               (3)  PEG may holdback from the Venture *** .

          b.   For ATV:

          The Venture will acquire from PEG *** new film titles per year commencing on the ATV Launch Date consistent with the type and quality currently exhibited on ATV in the United States. The Venture will own or control any and all rights that PEG owns or controls for such movies *** .

     6.   Royalty.

     PEG will grant the Venture a license to use the Playboy trademarks, service marks and trade name in the GS Territory for the life of the Venture in exchange for a royalty payment *** .

     7.   PTV Launch Date

     The "PTV Hard Launch Date" shall be defined as the date on which the Venture obtains the requisite governmental license(s) to operate PTV in Germany. If the PTV Hard Launch Date does not occur by *** , then commencing on *** and continuing until the earlier of the PTV Hard Launch Date or *** , the Venture shall nevertheless make PTV available in Germany on a limited test basis, ("PTV Soft Launch"). Payment of the PTV program costs pursuant to Section 4 above and the supply of the PTV programming pursuant to Section 5.a. above shall be as follows:

     a. If the PTV Hard Launch Date occurs prior to *** , the PTV program costs and the supply of the PTV programming shall commence on the PTV Hard Launch Date.

     b. If the PTV Hard Launch Date occurs or after *** , but on or prior to *** , the PTV program costs and the supply of the PTV programming for the PTV Soft Launch shall commence on *** .

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                       5
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     c.   If the PTV Hard Launch Date occurs after *** , then the PTV program costs and the supply of the PTV programming for the PTV Soft Launch shall commence on *** and continue until *** , following which date the payment of the PTV programming costs and the supply of the PTV programming shall be suspended until the PTV Hard Launch Date occurs. On the PTV Hard Launch Date, the PTV program costs and the supply of the PTV programming shall recommence. The Venture shall have no obligation to pay for any programming after *** in the event the PTV Hard Launch Date does not occur.

     8.   Distribution

     The Venture shall handle the sale of the PTV and ATV services to the two primary distribution platforms in the GS Territory, Deutsche Telekom and Premier, or their respective affiliates which provide for television distribution systems. Subject to PEG's approval, which shall not be unreasonably withheld, Bloomfield, or one of its affiliates, will be responsible for affiliate sales to other distribution platforms in the GS Territory, *** . This right of Bloomfield, or its affiliate, will include the distribution to local operators and agents who operate their platform and distribution systems from the Deutsche Telekom platform.

     9.   Governance

     The terms for the governance of the Venture (e.g., the role of Management Committee, matters requiring unanimous consent, etc.) shall be substantially similar to those terms set forth in the PTV Agreement Outline.

     10.   ***

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                       6
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***

     11.  White Oak's Right to Participate in Other Territories

          a. In the event PEG (or any of its affiliates) decides to operate PTV, ATV or similar services in all or any territory of France, Italy, Poland, Hungary, the Czech Republic, Iceland, Slovakia, Bulgaria and Romania via a venture(s) with a non-PEG affiliate, White Oak Enterprises Limited ("White Oak"), an affiliate of Bloomfield's, *** .

          b. In the event PEG (or any of its affiliates) decides to operate PTV, ATV or similar services in all or any portion of the People's Republic of China, via a venture(s) with a non-PEG affiliate, White Oak shall *** .

          c. *** .

     12. White Oak's Programming License from PEG:

          White Oak agrees to license from PEG *** program hours of PEG produced, co-produced or acquired programming for exhibition up to *** broadcast days on *** television in the GS territory during the period of *** . Such programming shall consist of any combination of movies, specials and series to be determined in PEG discretion in good faith. PEG shall deliver the programming to White Oak, or its designee, on or before *** . White Oak shall pay to PEG the sum of *** for each program hour (pro-rata for fractional hours), for a total aggregate payment of *** . Such total aggregate sum shall be payable on *** . Bloomfield shall guarantee all payments by White Oak to PEG under the terms in this paragraph. White Oak may exhibit such programming over PTV (without a reduction to the Venture's obligation to license PTV programming under paragraph 5.a.(1) herein), or over any other single, encrypted, Non-standard television service in the GS Territory. All other provisions shall be in accordance with PEG's standard International Pay Television License Agreement, subject to such changes, if any, negotiated in good faith by PEG and White Oak.

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                       7
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     13.  Pre-Launch Expenses

     All pre-launch Venture expenses (including governmental permits and license fees, legal and consulting expenses, and the like) shall be paid *** .

     14.  Playboy TV - Latin America, LLC (including Iberia)

PEG and Bloomfield will amend the PTV Agreement Outline and other relevant PTVLA agreements as follows.

          a. Commencing upon execution of this agreement, *** . PEG agrees that license fees for each episode of any program series shall be allocated equally with any other episodes of the same program series licensed under the same agreement for the same term and territory. *** . It is understood that PEG, in its capacity as distributor, shall provide for an equitable and reasonable allocation amongst any program it distributes hereunder so as to in good faith not contravene the intent of the parties hereto with respect to this provision. Such sales by PEG shall be conducted on a non-branded basis.

          b. Commencing upon execution of this agreement, PTVLA will own and control any and all rights that PEG owns or controls for all of the programming provided under the ATV Program Supply Agreement *** .

          c. Effective as of the date of execution of this letter agreement, the license fee for ATV movies for Latin America *** .

*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                                       8
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15. Counterpart Execution

This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument.

     Please indicate your approval of the foregoing by signing at the space designated below.

Very truly yours,

/s/ Marc Zand

Marc Zand


AGREED AND ACCEPTED                      AGREED AND ACCEPTED
                                         AS TO SECTION 11 and 12
PLAYBOY ENTERTAINMENT                    WHITE OAK ENTERPRISES, LTD
GROUP, INC.


By /s/   Anthony Lynn                    By /s/    Mark Zand
  -----------------------------------      -----------------------------------
  Anthony Lynn, President                 Its      Attorney-in-Fact
                                              --------------------------------



BLOOMFIELD MERCANTILE, INC.


By /s/    Mark Zand
  -----------------------------------
  Its   Attorney-in-Fact


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